                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                                BRUNSWICK BANCORP
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

            ---------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

    (5) Total fee paid:

     ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

     ---------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                                BRUNSWICK BANCORP
                              439 LIVINGSTON AVENUE
                         NEW BRUNSWICK, NEW JERSEY 08901

                                                                  April 21, 2004

To Our Shareholders:

                  You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Brunswick Bancorp (the "Company"), the holding company for Brunswick Bank and Trust Company (the "Bank"), to be held on Tuesday, May 11, 2004 at the office of the Bank located at 439 Livingston Avenue, New Brunswick, New Jersey 08901.

                  At the Annual Meeting, stockholders will be asked to consider and vote upon the election of 12 nominees to serve on the Company's Board of Directors for a term of one year.

                  The Board of Directors of the Company believes that the election of its nominees to the Board of Directors is in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees.

                  YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK OF THE COMPANY MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

                                               Very truly yours,

                                               THOMAS FORNALE, Secretary

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2004

                  Notice is hereby given that the Annual Meeting of Shareholders of Brunswick Bancorp (the "Company"), will be held at 3:00 p.m. on Tuesday, May 11, 2004 at the office of Brunswick Bank and Trust Company (the "Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey 08901, for the purpose of considering and voting upon the following matters:

         1. The election of 12 nominees named in the accompanying Proxy Statement to serve as directors of the Company.

         2.       Such other business as may properly come before the Meeting.

                  Shareholders of record at the close of business on April 14, 2004 are entitled to notice of and to vote at the meeting. Whether or not you contemplate attending the meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.

                                             By Order of the Board of Directors

                                             THOMAS FORNALE, Secretary

New Brunswick, NJ 08901
April 21, 2004

                  IMPORTANT - PLEASE MAIL YOUR PROXY STATEMENT

                  You are urged to sign and return the enclosed Proxy to the Company promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                                 PROXY STATEMENT
                              DATED APRIL 21, 2004

                       GENERAL PROXY STATEMENT INFORMATION

                  This Proxy Statement is furnished in connection with the solicitation of the Board of Directors of Brunswick Bancorp (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at 3:00 p.m. on Tuesday, May 11, 2004 at the office of Brunswick Bank & Trust Company (the "Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey, 08901. This proxy is first being mailed to shareholders on or about April 21, 2004.

VOTING OF PROXIES

                  Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

                  Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

REVOCABILITY OF PROXIES

                  Any shareholder given a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by delivering a later-dated proxy or a written revocation sent to Thomas Fornale, Secretary of the Company, at the office of the Bank, P.O. Box 29, New Brunswick, New Jersey, 08903 or by hand delivery to 439 Livingston Avenue, New Brunswick, New Jersey, 08901. A proxy may be revoked at the Annual Meeting by filing a later-dated proxy or a written notice of such revocation with the Secretary of the Meeting prior to the voting of such proxy.

SOLICITATION OF PROXIES

                  The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

                  The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

                  The close of business on April 14, 2004, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,151,772 shares.

                  The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                  The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's by-laws, directors are elected by a plurality of votes cast, without regard to broker non-votes or abstentions.

                              ELECTION OF DIRECTORS

                  The Company's by-laws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at twelve (12).

                  It is intended that the persons named in the proxy will vote for the election of the 12 nominees named below to serve as directors. Discretionary authority is solicited to vote for a lesser number of nominees or to vote for the election of a substitute nominee if, for any reason, any nominee is unable to serve or refuses to serve as a candidate for election. The Company has no reason to believe any nominee would not serve if elected.

                  UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES

                  The following tables set forth, as of the Record Date, the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.

  NAME, AGE AND POSITION                                    PRINCIPAL OCCUPATIONS                              DIRECTOR
        WITH COMPANY                                        DURING PAST FIVE YEARS                              SINCE
------------------------------         ------------------------------------------------------------------      --------
Bruce Arbeiter, 63                     President, Jupiter Equity Group (Real Estate Holding Company)             1981
Director

Phillip W. Barrood, 77                 President, Century 21 Barrood (Realty Company)                            2000
Director

Joseph DeMarco, 68                     President, High Grade Beverage Company (Beverage Company)                 1975
Director

Dominick Faraci, 87                    President, D&J Real Estate (Realty Company)                               1975
Director

James V. Gassaro, 59                   Attorney at Law                                                           2000
Director

Carmen J. Gumina, 70                   Chairman of the Board and
Chairman of the Board and              Chief Executive Officer of
Chief Executive Officer                Brunswick Bank and Trust Company                                          1973

Frank Gumina Jr., 62                   President, Gumina Development Company and High Point Country Club         2003
Director

Michael Kaplan, 62                     President, Kaplan and Sons (Construction Company)                         1980
Director

Richard A. Malouf, 57                  President, Malouf Auto Dealerships (Automobile Dealership)                1996
Director

Frederick H. Perrine, 76               President, Perrine Pontiac, Inc. (Automobile Dealership)                  1975
Director

Gary S. Russo, 48                      President, Rure Associates (Window Contractor)                            2000
Director

Robert P. Sica, 69                     President, New Brunswick Plating, Inc. (Metal Finishing Company)          1996
Director

                  No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. Carmen J. Gumina and Frank Gumina Jr. are brothers.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

                  The Company encourages all directors to attend the Company's annual meeting. Nine (9) of the Company's directors were able to attend the 2003 annual meeting.

BOARD OF DIRECTORS' MEETINGS

                  Pursuant to the New Jersey Business Corporation Act and the Company's by-laws, the Company's business and affairs are managed under the direction of the Board of Directors. The directors of the Company also serve as directors of the Bank. The Board of Directors of the Company held three (3) meetings during 2003. The Board of Directors of the Bank holds regularly scheduled meetings the second Tuesday of each month and special meetings as circumstances require. During 2003, all of the directors of the Company attended at least 75% of the total number of Company Board and committee meetings held during 2003.

                  A majority of the board consists of individuals who are "independent" under the American Stock Exchange listing standards (the "AMEX listing standards").

                  SHAREHOLDERS COMMUNICATIONS TO THE BOARD OF DIRECTORS

                  The independent members of our Board meet quarterly. Shareholders wishing to communicate with the independent members of the Board of Directors may send correspondence to Robert P. Sica, the Chairman of our Compliance Committee, at New Brunswick Plating Inc, 711 Jersey Avenue, New Brunswick, NJ 08901, attention Mr. Sica. All correspondence will go directly to Mr. Sica for review by the independent Board members.

                  CODE OF CONDUCT

                  The Board of Directors has adopted a Code of Conduct governing the company's Chief Executive Officer and senior financial officers, as well as the Board of Directors, officers and employees of the Company, as required by the Sarbanes-Oxley Act, SEC regulations and the AMEX listing standards. The Code of Conduct of conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. A copy of the Code of Conduct has been filed as an exhibit to our annual report on Form 10-K.

COMMITTEES OF THE BOARD

                  The Bank maintains an Audit Committee, Loan Committee, Finance Committee, Compliance Committee, Nominating Committee, Compensation Committee, Stock Option Committee, and Facilities Committee. The Committee members for each committee were appointed by the Board of Directors at the annual reorganization meeting held by the Board of Directors on May 13, 2003.

LOAN COMMITTEE

                  The Loan Committee consists of 3 directors and met twelve (12) times during 2003.

NOMINATING COMMITTEE

                  The Nominating Committee of the Board meets the requirements of the AMEX listing standards to select nominees to the Board of Directors. The Nominating Committee of the Bank recommends a slate of nominees for election as directors. The Nominating Committee consists of 2 directors who in 2003 were Richard Malouf and Frederick Perrine, both of whom are independent under the Amex listing standards. The Committee met once during 2003. The Nominating Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations will be evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to Thomas Fornale, Secretary of the Company, at the office of the Bank, P.O. Box 29, New Brunswick, New Jersey, 08903 or by hand delivery to 439 Livingston Avenue, New Brunswick, New Jersey, 08901. Any nomination for director should be received by the Secretary of the Company on or before December 31, 2004. Potential nominees should have a substantial business or charitable presence in the communities served by the Bank.

COMPENSATION COMMITTEE

                  The Compensation Committee recommends salary increases and other compensation for senior officers of the Bank. The Compensation Committee consists of two directors who in 2003 were Frederick Perrine and Robert Sica, both of whom are independent under the AMEX Listing Standards. The Compensation Committee met one (1) time during 2003.

STOCK OPTION COMMITTEE

                  The Stock Option Committee recommends the terms and amounts of stock option grants, if any, to key employees or board members of the Bank. The Stock Option Committee consists of 3 directors, Robert Sica, Carmen Gumina, and Frederick Perrine and 2 employees, Roman Gumina and Thomas Fornale. This Committee met once in 2003 and the Committee recommended no new stock option plan or stock option grants for employees during 2003.

AUDIT COMMITTEE

                  The Company's Audit Committee consisted during 2003 of Joseph DeMarco, James Gassaro, Gary Russo, Frederick Perrine and Richard Malouf. The Audit Committee met five (5) times during 2003. For 2004, Mr. Perrine will continue as Chairman of the Audit Committee, and Messrs. DeMarco, Gassaro, Russo and Malouf will continue as members of the Committee. All Directors who serve on the Audit Committee, both during 2003 and in 2004, are "independent" for purposes of the AMEX listing standards and, as required under the Sarbanes-Oxley Act, no member of the Audit Committee receives any form of compensation from the Company, apart from compensation for Board and Committee service. The Audit Committee does not currently have any member qualifying as an "audit committee financial expert" as that term is defined in SEC Regulation S-K Item 401(e). The Board believes that all members of the Audit Committee are financially literate and experienced in business matters. Like many small companies, it is not easy for the Company to attract and retain competent and diligent board members, and competition for individuals qualifying as "audit committee financial experts" is significant. The Board believes that the current Audit Committee is able to fulfill its role under SEC regulations and AMEX listing standards despite not having a designated "audit committee financial expert".

                  The Audit Committee meets periodically, and in any event, no less than once per quarter, to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting, as well as to review the Company's periodic reports filed with the SEC. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

The Board has adopted an amended written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform, its structure and membership requirements. A copy of this amended Audit Committee Charter is filed as Exhibit A to this proxy statement. Under this charter, the Audit Committee is responsible for retaining and reviewing the Company's independent auditors. The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law.

                             AUDIT COMMITTEE REPORT

                  In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's 2003 audited financial statements with the Company's officers and Michael R. Ferraro, Certified Public Accountant, its independent auditor. The Committee has discussed with Michael R. Ferraro, Certified Public Accountant the matters required to be discussed by Statements on Auditing Standards 61, 89 and 90 (Communication with Audit Committees), as amended or supplemented, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Committee has also received the written disclosures and letter from Michael R. Ferraro, Certified Public Accountant as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with representatives of Michael R. Ferraro, Certified Public Accountant their independence with regard to all services provided.

                  Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the fiscal year ended December 31, 2003 for filing with the U.S. Securities and Exchange Commission.

Frederick Perrine (Chairman)
Joseph DeMarco
James Gassaro
Gary Russo
Richard Malouf

                             DIRECTORS' COMPENSATION

                  There are no director fees for the Company. Director fees for the Bank consist of $400 for each regular monthly Bank Board meeting or special Bank Board meeting attended. Directors who are members of committees of the Bank receive a fee of $125 for each committee meeting attended. Directors are also eligible to participate in the Company's 2000 Stock Option Plan. During 2003, Director Frank Gumina was granted options to purchase 9,350 shares of the Company's common stock at an exercise price of $ 9.09.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of February 23, 2004, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and
(iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

   NAME OF DIRECTORS, NOMINEES FOR                    NUMBER OF SHARES        PERCENT
     DIRECTOR AND NAMED OFFICERS                   BENEFICIALLY OWNED (1)     OF CLASS
     ---------------------------                   ----------------------     --------
Bruce Arbeiter                                          44,541(2)               2.1%

Philip W. Barrood                                        6,721                  0.3%

Joseph DeMarco                                          60,664(3)               2.8%

Dominick Faraci                                         17,254(4)               0.8%

James V. Gassaro                                         1,650                  0.1%

Carmen J. Gumina                                       370,207(5)              17.2%

Frank Gumina Jr.                                        27,306(6)               1.3%

Roman T. Gumina                                        177,742(7)               8.3%

Michael Kaplan                                          32,758(8)               1.5%

Richard A. Malouf                                        5,170                  0.2%

Frederick Perrine                                        5,148                  0.2%

Gary S. Russo                                           11,000                  0.5%

Robert P. Sica                                           9,254(9)               0.4%

DIRECTORS, NOMINEES FOR DIRECTOR AND NAMED
OFFICERS AS A GROUP (13 PERSONS)                       769,415                 35.8%

NAME OF BENEFICIAL OWNER OF
    MORE THAN 5% OF THE               NUMBER OF SHARES               PERCENT
       COMMON STOCK                BENEFICIALLY OWNED (1)            OF CLASS
       ------------                ----------------------            --------
Else Gumina
311 Coconut Row                         164,385                        7.7%
Palm Beach, FL

         (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

         (2) Of this total, 825 shares are held by Mr. Arbeiter in his name, 34,287 shares are held by Mr. Arbeiter and his wife jointly and 9,429 shares are held by a profit sharing plan for the benefit of Mr. Arbeiter.

         (3) Of this total, 15,450 shares are held by Mr. DeMarco in his name, 28,261 shares are held by Mr. DeMarco and his wife jointly, 15,466 shares are held by his wife in her name, and 1,487 shares are held by a company in which he owns a substantial interest.

         (4) Of this total, 11,897 shares are held by Mr. Faraci in his name and 5,357 shares are held jointly with his wife.

         (5) Of this total, 28,968 shares are held by Mr. Gumina in his name, 55,000 shares are held in a Restricted Stock Award Plan and 275,000 are held by a company owned by Mr. Gumina. Also included in the shares reported for Mr. Gumina are 11,239 shares held in a family trust for his sister. By virtue of Mr. Gumina's service as trustee, it has been asserted that he has beneficial ownership of such shares. He disclaims beneficial ownership of such shares.

         (6) Of this total, 23,520 shares are held by Mr. Gumina in his name and 3,786 shares are held by his wife in her name.

         (7) Of this total, 1,405 shares are held by Mr. Gumina in his name, 79,456 shares are held in a family trust, 19,411 shares are held in trust for his brother, and 55,000 shares are held in a Restricted Stock Award Plan. Also included in the shares reported for Mr. Gumina are 22,470 shares held by the Brunswick Bank and Trust Profit Sharing Plan. By virtue of Mr. Gumina's service as Trustee of the Plan, it has been asserted that he has beneficial ownership of such shares. He disclaims beneficial ownership of such shares.

         (8) Of this total, 26,818 shares are held by Mr. Kaplan in his name and 5,940 shares are held by his wife in her name.

         (9) Of this total, 2,397 shares are held by Mr. Sica in his name and 6,857 shares are held jointly with his wife.

ANNUAL EXECUTIVE COMPENSATION AND ALL OTHER COMPENSATION

                  The following table sets forth a summary for the last three
(3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each other executive officer whose remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         CASH AND CASH EQUIVALENT FORMS
                                 OF REMUNERATION

                                                                                             Long Term
                                                                                           Compensation
                                                      Annual Compensation                      Award
                                        ----------------------------------------------     ------------
                                                                                           Restricted
                                                                          Other Annual         Stock         All Other
         Name and                                                         Compensation      Award(s)($)     Compensation
    Principal Position         Year     Salary ($)        Bonus ($)           ($)               (2)            ($) (3)
    ------------------         ----     ----------        ---------       ------------     -------------    ------------
Carmen J. Gumina, Chairman     2003     $250,000           $12,500            (1)               -0-          $ 137,568
of the Board and CEO of the
Company and the Bank           2002      250,000            12,500            (1)               -0-            138,192

                               2001      250,000            12,500            (1)             216,000          135,243

Roman T. Gumina, President     2003      215,500            10,800            -0-               -0-             88,768
of the Bank.
                               2002      215,500            10,800            -0-               -0-             89,783

                               2001      205,500            10,800            -0-             216,000           87,423

                  (1) The Company believes the value of these perquisites and other benefits to be less than 10% of the salary and bonus reported in the table above.

                  (2) The dollar amounts set forth in this column reflect the value of unrestricted stock as of the date of the grants. All restrictions on restricted stock awards lapse at the rate of 10% per year commencing with the first anniversary of the date of grant. Dividends are credited on restricted stock at the same time and in the same amount as dividends paid to all other common stock holders. Credited dividends are accumulated and are subject to the same restrictions as the underlying restricted stock. The restricted stock awards are made pursuant to the Brunswick Bancorp Restricted Stock Plan Award. Upon a "change in control" as defined in that plan, all restrictions on shares of restricted stock will lapse and all options will vest in full.

                  (3) The amount shown for all other compensation represents two other employee benefit plans. In 1988, the Company established the Brunswick Bank and Trust Profit Sharing, and Cash or Deferred Contribution Plan for eligible employees. In addition, the Company maintains a Non-Qualified Deferred Compensation Plan (the "Plan") described below. Contributions to Messrs Carmen and Roman Gumina under these two plans are included in other compensation in the table above.

         RETIREMENT PLANS

                  The Bank has a profit sharing and 401(K) plan for which all employees of the Bank who are 21 years of age or older, including executive officers, are eligible for participation. All employees who have completed one year of continuous service are eligible. The Plan consists of employer contributions and voluntary employee contributions. For the year ended December 31, 2003, the Company contributed $133,906 to the Plan. Carmen J. Gumina received a benefit of $17,568, for the year ending December 31, 2003. Roman T. Gumina received a benefit of $16,768, for the year ending 2003. Vested contributions under this plan are one way in which executive compensation is related to the performance of the Bank as a whole.

                  Effective as of January 1, 1995, the Company adopted the Non-Qualified Deferred Compensation (the "Plan"). The Plan is intended to foster sustained financial growth through the retention of valuable employees. Under the Plan, the Company may award deferred compensation to key employees. . At the time of each award, the Compensation Committee is to establish a vesting schedule for payment of the compensation on a deferred basis. The contributions made by the Corporation under the Plan are to be held in trust and managed by a plan administrator. For 2003, the only employees granted an award under the Plan were Carmen J. Gumina and Roman T. Gumina. For 2003, the Company granted awards of $120,000 and $72,000 under the Plan to Carmen J. Gumina and Roman T. Gumina, respectively.

BRUNSWICK BANCORP 2000 STOCK OPTION PLAN AND RESTRICTED STOCK AWARD PLAN

                  In April 2000, the shareholders approved an amendment and restatement of the Brunswick Bancorp 1998 Stock Option Plan now known as the Brunswick Bancorp 2000 Stock Option Plan, and a Restricted Stock Award Plan for key personnel of the Bank. The responsibility for establishing stock option awards and the restricted stock awards rests with the Compensation Committee

                  During 2003 no stock options or restricted stock awards were granted to any executive officer named in the compensation table above. In addition, no executive officers named in the compensation table above had options outstanding at December 31, 2003.

COMPENSATION COMMITTEE INTERLOCKS

                  Among those who served on the board of directors of the Bank during 2003 and thus was ultimately responsible for setting executive officer compensation, Carmen J. Gumina is himself an executive officer of the Bank.

                          EXECUTIVE COMPENSATION REPORT

                  Brunswick Bank and Trust is the primary subsidiary of Brunswick Bancorp. The compensation of senior officers of the Bank is determined by, or under the direction of, the full Board of Directors of the Bank. In setting compensation, the Board of Directors acts through its Compensation Committee, which is currently composed of Directors Frederick Perrine and Robert Sica, both of whom are independent under the AMEX listing standards. The Committee sets the compensation for Mr. Carmen Gumina and the Company's other executive officers. In setting compensation for the executive officers other then Mr. Carmen Gumina, the Compensation

Committee reviews recommendations submitted by Mr. Gumina.

                  In determining the compensation of each senior officer for 2003, the CEO based his decisions on the particular officer's responsibilities, background and prior year's performance, as well as the performance of the Bank as a whole and the performance anticipated from the officer during 2004. The Board of Directors of the Bank did not modify or rescind any compensation decisions made by the CEO with respect to 2003.

                  During 2003, Carmen J. Gumina's base compensation was set at $250,000 per year. This rate was based on Mr. Gumina's responsibilities, background and performance, and the performance of the Bank as a whole.

                  In addition to current cash compensation, the Company seeks to provide retirement benefits and long term equity compensation comparable to that provided by other financial institutions as an incentive for long term executive retention. The Bank has a profit sharing and 401(K) plan for which all employees, including executive officers, are eligible for participation. Vested contributions under this plan are one way in which executive compensation is related to the performance of the Bank as a whole. The Bank also offers a Non-Qualified Deferred Compensation (the "Plan"). The Plan is intended to foster sustained financial growth through the retention of valuable employees.

                  In April 2000, the shareholders approved an amendment and restatement of the Brunswick Bancorp 1998 Stock Option Plan now known as the Brunswick Bancorp 2000 Stock Option Plan, and a Restricted Stock Award Plan for key personnel of the Bank. The responsibility for establishing stock option awards and the restricted stock awards rests with the Compensation Committee. The Compensation Committee makes recommendations for awards based upon the following criteria:

         (1)      The performance of the officer or employee of the Bank.

         (2) The benefit which the Company has derived as a result of the efforts of the award candidate.

         (3) The Company's desire to encourage long-term employment of the award candidate.

                                PERFORMANCE GRAPH

This graph compares the cumulative total return on a hypothetical $100 investment made on December 31,1997 in: (a) Brunswick Bancorp common stock; (b) the Standard & Poor's (S&P) 500 Stock Index; and (c) SNL Securities less than $250 million Bank Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends, (stock or cash) and increases or decreases in the market price of the stock.

BRUNSWICK BANCORP

                              [PERFORMANCE GRAPH]

                                                              PERIOD ENDING
                              -----------------------------------------------------------------------------
        INDEX                 12/31/98      12/31/99      12/31/00      12/31/01     12/31/02      12/31/03
        -----                 --------      --------      --------      --------     --------      --------
Brunswick Bancorp              100.00         75.48         90.58         89.82       101.71        141.98
S&P 500*                       100.00        121.11        110.34         97.32        75.75         97.40
Russell 2000                   100.00        121.26        117.59        120.52        95.83        141.11
SNL <$250M Bank Index          100.00         87.81         86.94        108.40       133.20        201.44

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

                  The Company has had, and may be expected to have in the future, transactions with directors, principal officers, their immediate families, and affiliated companies in which directors are principal stockholders (commonly referred to as related parties). The Bank has made loans to its directors and officers and their associates. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. Assuming continued satisfaction of generally applicable credit standards, the Bank expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more).

                  The Bank leases two of its operating locations from Cardal Associates LLC and Aaron Road Associates LLC. Carmen J. Gumina, CEO and Chairman of the Board of the Company, is the sole principal owner of these companies. Rent paid to these two companies by the Bank totaled $520,462 for the year ended December 31, 2003. The Company anticipates a rental amount relatively unchanged for 2004.

                  The Bank performs servicing of three loans, which are owned by Carmen J. Gumina, CEO and Chairman of the Board of the Company. As of December 31, 2003, loans serviced for Carmen J. Gumina totaled $1,598,172. The loan participation sold and the servicing performed is done on substantially the same terms as those prevailing at the time for comparable transactions with other parties.

RECOMMENDATION AND VOTE REQUIRED

                  Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                              INDEPENDENT AUDITORS

                  The Company's independent auditors for the fiscal year ended December 31, 2003 were Michael R. Ferraro, Certified Public Accountant. Michael
R. Ferraro, Certified Public Accountant, has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions. In 2003, Michael R. Ferraro, Certified Public Accountant, performed audit and audit related services for the company. In addition, Michael R. Ferraro, Certified Public Accountant, rendered certain tax related services to the company, the only non-audit related services provided by Michael R. Ferraro, Certified Public Accountant. In connection with the retention of Michael R. Ferraro, Certified Public Accountant, to render tax related services, the audit committee considered the possible effect on the independence of Michael R. Ferraro, Certified Public Accountant, before approving their retention.

PRINCIPAL ACCOUNTING FIRM FEES

Aggregate fees billed to the company for the fiscal years ended December 31, 2003 and 2002 by the company's principal accounting firm, Michael R. Ferraro, Certified Public Accountant, are shown in the following table:

                                   2003              2002
                                   ----              ----
Audit Fees (1)                   $54,554           $53,501
Audit-related fees (2)             5,000             5,000
Tax fees (3)                      16,500            18,050
All other fees                     2,600             2,000
                                 -------           -------
                                 $78,654           $78,551
                                 =======           =======

1. Includes professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

2. Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: For 2003, assistance with 2002 financial statements and 2003 10-K disclosure and 2003 10-Q disclosures, accounting consultations and related accounting. For 2002, assistance with 2001 financial statements and 2002 10-K disclosure and 2002 10-Q disclosures accounting consultations and related accounting.

3. Tax fees include the following: tax planning meetings with tax accountant and management and related research in regard to New Jersey income tax.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

                  The Securities and Exchange Commission rules governing the filing of reports under Section 16(a) of the Securities Exchange Act of 1934 have been revised to substantially to accelerate the filing deadlines for these reports, and to require electronic filing. During the transition period to these new requirements, two of our insiders, Dominick Faraci and Frank Gumina, each filed one (1) required report after the required deadline.

                              STOCKHOLDER PROPOSALS

                  Proposals of stockholders to be included in the Company's 2005 proxy material must be received by the Secretary of the Company no later than December 1, 2004.

                                  OTHER MATTERS

                  The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

EXHIBIT A

                             AUDIT COMMITTEE CHARTER

The Board, acting in accordance with the By-laws and in furtherance thereof, has adopted this Audit Committee Charter:

PURPOSE: The purposes of the Committee shall be to (a) assist the Board of Directors in overseeing the (i) integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the performance of the Company's internal audit functions and independent auditors; and to (b) prepare the report that the SEC rules require be included in the Company's annual proxy statement.

MEMBERSHIP:       The Committee shall be appointed by the Board on an annual basis, and the Board shall designate a Chairperson from among its members. The Committee shall consist of at least three members, all of whom shall be "independent directors". In accordance with the American Stock Exchange listing requirements:

                  - Each member shall be financially literate. The Board shall determine whether the members meet these criteria.

                  - Each member, as determined by the Board, shall be independent from management and the Company. A director must satisfy the following criteria in order to be deemed "independent":

                           (a) no director qualifies as "independent" unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). No director shall be considered independent if:

                                    (i)      Such director has received any
                                             compensation from the Company
                                             (other than for service on the
                                             Board or any committee thereof)
                                             either directly or through any
                                             family member;

                                    (ii)     Such director is a partner,
                                             controlling shareholder or holds a
                                             similar position with any law firm,
                                             accounting firm, investment bank,
                                             financial advisory firm, consulting
                                             firm or entity rendering similar
                                             services, which has received any
                                             compensation from the Company,
                                             whether or not such director has
                                             personally rendered services;

                                    (iii)    Such director is an executive
                                             officer, controlling shareholder or
                                             partner in any entity other than
                                             those described in (ii) above which
                                             has received from the Company, or
                                             paid to the Company, payments in
                                             excess of the greater of (i)
                                             $200,000 or (ii) 5% of the
                                             Company's or the entity's gross
                                             revenues, whichever is greater, at
                                             any time during the past three
                                             years.

                           (b) a director who is an employee of the Company or who is an immediate family member of an executive officer of the Company is not "independent" and may not be deemed independent until three years after termination of such employment relationship;

                           (c) no director who is, or in the past three years has been, affiliated with or employed by a present or former auditor of the Company can be "independent" until three years after the end of either the affiliation or auditing relationship;

                           (d) no director can be "independent" if he or she is, or in the past three years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs such director;

                           (e) directors with immediate family members in the foregoing categories cannot be "independent" until after a three-year "cooling off" period.

                  - Committee members may receive, as their only compensation from the Company, director's fees, including fees for service on committees of the Board of Directors.

                  - No member of the Committee may serve on the audit committee of more than two (2) other reporting companies under the Securities Exchange Act of 1934.

                  - The head of the Internal Auditing Department of the Company ("Audit Manager") shall report directly to the Chief Executive Officer of the Company and to the Committee. The Committee shall have direct access to the independent auditors. The Committee shall report regularly to the Board.

MEETINGS:         -        The Committee shall meet at least quarterly, and
                  shall hold any additional meetings that may be requested by a Committee member, the Board, the Chief Executive Officer or the independent auditors.

                  - In addition to Committee members, meetings shall normally be attended by representatives of the independent auditors; the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer of the Company. Other persons, including officers and employees of the Company, may be asked to attend at the Committee's discretion. The Secretary of the Company shall attend the meetings of the Committee to record the minutes thereof. Non-members may be excused from any meeting, or portion of any meeting, of the Committee upon the request of the Committee Chairperson.

                  - The Committee shall meet separately, at least quarterly, with management, with internal auditors and with independent auditors.

INDEPENDENT
AUDITORS:         The independent auditors are ultimately accountable to the
                  Board and the Committee acting on behalf of the Board. With respect to the independent auditors, the Committee shall have the following authority, duties and responsibilities:

                  - Sole authority to retain and terminate the Company's independent auditors. The Committee shall have sole authority to approve all audit engagement fees and terms, as well as all non-audit engagements with the independent auditors. Any proposed non-audit engagement must be approved by the Committee in advance. In connection with these duties, the Committee shall review with the independent auditors, prior to their audit, the scope of their examination and the associated fees; and consider the possible effects, if any, of non-audit engagements on the independence of the independent auditors.

                  - Ensure that the independent auditors submit on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company; discuss with the independent auditors any such relationships or any services that may impact on the objectivity and independence of the independent auditors and take appropriate action in response to such report to satisfy itself of such independence.

                  - At least annually, obtain and review a report by the independent auditor describing: the independent auditor's internal quality control procedures; any material issues raised by the most recent internal quality-control review or in any inquiry by governmental or professional authorities, within the preceding five years, respecting any audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.

                  - Evaluate the independent auditor's qualifications, performance and independence. This evaluation shall include an evaluation and review of the lead audit partner, taking into account the views of management and the internal auditors, and a consideration as to whether there should be a regular rotation of the lead audit partner or the audit firm itself. The Committee shall report conclusions to the Board.

                  - Regularly review with the independent auditor any audit problems, difficulties with management's response (including any restrictions on the scope of the independent auditor's activities or access to requested information, and any significant disagreements with management) and responsibilities, budget and staffing of the Company's internal audit function.

                  - Set clear hiring policies for employees or former employees of the independent auditors, taking into account the pressures that may exist for auditors consciously or subconsciously seeking a job with a company they audit.

                  - Discuss with the independent auditors such other matters and take such other action as the Committee deems appropriate, including discussions with respect to: the independent auditors' responsibility under generally accepted auditing standards; significant accounting policies; proposed audit adjustments not recorded, if any; unusual transactions; significant audit adjustments; other information in documents containing audited financial statements; disagreements of the independent auditors with management; the Company's consultation with other accountants; major issues discussed with management prior to retention of the independent auditors; and difficulties encountered in performing an audit.

FINANCIAL
STATEMENT AND
REPORTING
MATTERS:          The Committee shall:

                  - Oversee the quarterly and annual reporting of the Company by reviewing the work of and discussing with management and the independent auditors the annual audited financial statements and the quarterly financial statements, including the Company's disclosures provided under the "Management's Discussion and Analysis of Financial Condition and Results", and making such recommendations to the Board as the Committee deems appropriate.

                  - Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

                  - Review with management and the independent auditor changes in accounting principles and reporting standards that have, or may in the future have, a significant impact on the financial statements of the Company.

                  - Receive from management, on a timely basis, advice of significant current financial reporting issues and practices.

                  - Discuss with management and the independent auditors their qualitative judgments about the appropriateness of accounting policies, principles (including underlying assumptions relied upon in the preparation of the financial statements) and financial disclosure practices used or proposed to be adopted.

OTHER MATTERS:    The Committee shall:

                  - Oversee the internal audit function of the Company including (a) the planned scope of the internal audit work,
                  (b) findings of the internal auditors and related management actions, (c) the adequacy of the staffing of the internal audit function, (d) the adequacy and effectiveness of the internal accounting controls and compliance with the Foreign Corrupt Practices Act, (e) the adequacy, effectiveness and compliance with the Code of Conduct of the Company and (f) the effectiveness of the electronic data processing procedures and controls and related security programs; and (g) review the independent auditors' letter to management, and other comments, if any, regarding the system of internal accounting controls and review any management response thereto.

                  - Prepare a report to shareholders as required by the Securities and Exchange Commission to be included in the proxy statement.

                  - As appropriate, obtain advice and assistance from outside legal, accounting or other advisors. The Committee shall have the authority to retain and determine the terms of compensation of these advisors without Board approval.

                  - Review such other matters as the Committee shall determine from time to time, within the scope of its responsibilities, and make such recommendations to the Board with respect thereto as the Committee deems appropriate.

                                BRUNSWICK BANCORP
                      FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 11, 2004
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Richard M. Brand and Jack Mula, and each of them, as Proxy, with full power of substitution, to vote all of the stock of BRUNSWICK BANCORP standing in the undersigned's name at the Annual Meeting of Shareholders of Brunswick Bancorp, to be held at the branch office of Brunswick Bank and Trust Company, 439 Livingston Ave., New Brunswick, N.J., on Tuesday, May 11, 2004, at 3:00 p.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

      THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ON THE PROXY STATEMENT.

      1. ELECTION OF 12 DIRECTORS.

            FOR the nominees listed below (except as marked to the contrary below)

            WITHHOLD AUTHORITY to vote for all nominees listed below

BRUCE ARBEITER, PHILLIP W. BARROOD, JOSEPH DeMARCO, DOMINICK FARACI, JAMES V. GASSARO, CARMEN J. GUMINA, FRANK GUMINA JR., MICHAEL KAPLAN, RICHARD A. MALOUF, FREDERICK PERRINE, GARY S. RUSSO, ROBERT P. SICA.

      Instruction: To withheld authority to vote for any individual nominee(s) write that nominee's name on the following line:

________________________________________________________________________________

      2. In their discretion, upon other matters as may properly come before the meeting.


                              DATED: ________________, 2004

                              _________________________________
                              Signature

                              _________________________________
                              Signature

                              {Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.}

                              PLEASE COMPLETE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.